Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,

In connection with the Quarterly Report of Kingdom Ventures, Inc. (the "Company") on Form 10-QSB for the period ending July 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gene Jackson, the Chief Executive Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Gene Jackson
-----------------------------------
Gene Jackson
Chief Executive Officer
Chief Financial Officer

September 18, 2004